Eaton Vance Management

Two International Place

Boston, MA 02110

(617) 482-8260

www.eatonvance.com

May 4, 2020

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Attn: Office of Filings, Information & Consumer Services

Re: Eaton Vance Investment Trust (the “Registrant”) (1933 Act File No. 033-01121)

on behalf of Eaton Vance National Limited Maturity Municipal Income Fund (the “Fund”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement dated April 22, 2020 to the Statutory Prospectus dated August 1, 2019. The purpose of the filing is to submit the 497(e) filing dated April 22, 2020 in XBRL for the Fund.

Please contact me at (617) 672-8441 if you have any questions or comments.

Very truly yours,

/s/ Marlo Tulis

Marlo Tulis